UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2004

METROPCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-111470	75-2550006
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8144 Walnut Hill Lane
Suite 800
Dallas, Texas		75231
(Address of principal executive offices)		(Zip Code)

(214) 265-2550

(Registrant’s telephone number, including area code)

ITEM 5.    Other Events and Regulation FD Disclosure.

On May 20, 2004, MetroPCS, Inc. issued a press release announcing the appointment of Lyle Patrick to the position of Chief Financial Officer. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein in its entirety.

ITEM 7.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press release dated May 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS, INC.

Date: May 20, 2004	By:	/s/ Roger D. Linquist
	Name:	Roger D. Linquist
	Title:	President, Chief Executive Officer, Secretary and Chairman of the Board